UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report

                                  July 14, 2006

                              COMPUDYNE CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)

             0-29798                             23-1408659
             -------                             ----------
    (Commission File Number)       (I.R.S. employer identification number)


         2530 Riva Road, Suite 201
         Annapolis, Maryland                                21401
         -----------------                                  -----
   (Address of principal executive office)                (Zip code)


               Registrant's telephone number, including area code
                                 (410) 224-4415

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01     Entry into a Material Definitive Agreement.

CompuDyne Corporation (the "Company"), certain subsidiaries of the Company as co-borrowers (collectively, with the Company, the "Borrowers"), the banks party thereto (the "Banks") and PNC Bank, National Association, as agent for the Banks (the "Agent"), are parties to that certain Second Amended and Restated Revolving Credit and Security Agreement dated as of December 19, 2005 (as amended, the "Credit Agreement"). On July 14, 2006, the Borrowers, the Banks and the Agent entered into (i) the Joinder Agreement (the "Joinder") and (ii) the First Amendment to the Second Amended and Restated Revolving Credit and Security Agreement (the "First Amendment").

The First Amendment amended the Credit Agreement to (i) modify the borrowing base, (ii) permit any Borrower to guaranty certain indebtedness of any other Borrower, (iii) increase the maximum limit of rental payments for non-capitalized leases from $3,000,000 to $4,000,000 per fiscal year,(iv) permit the Company to repurchase or redeem up to a maximum aggregate amount of $2,000,000 of the Company's 6.25% Convertible Subordinated Notes due January 15, 2011 (v) consent to the acquisition by a newly formed indirect subsidiary of the Company, of substantially all of the assets and certain liabilities of a very small signals intercept business pursuant to an asset purchase transaction, all on the terms and conditions set forth therein.

The Credit Agreement requires that upon the formation of any new subsidiary of any Borrower, the Borrowers undertake to have such new subsidiary join the Credit Agreement and the related agreements as a borrower thereunder. The Joinder was entered into in connection with the formation of Signami DCS, LLC and provides for the joinder of Signami DCS, LLC as a borrower under the Credit Agreement and the related documents, with all rights and obligations of a Borrower thereunder, including, without limitation, the obligation to provide the Banks with a blanket lien on all of its assets.

A copy of the First Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference. A copy of the Joinder is attached hereto as
Exhibit 10.2 and incorporated by reference.


Exhibit No.        Description
-----------        -----------

10.1 First Amendment to the Second Amended and Restated Revolving Credit and Security Agreement dated July 14, 2006.

10.2               Joinder Agreement dated July 14, 2006.

                                   SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date: July 20, 2006


                               COMPUDYNE CORPORATION



                               By: /s/ Geoffrey F. Feidelberg
                                   --------------------------
                               Name:  Geoffrey F. Feidelberg
                               Title:  Chief Financial Officer